Exhibit 99.3

SOUTHERN CHINA LIVESTOCK, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) of Southern China Livestock, Inc. (the “Company”) to: (1) assist the Board in monitoring (a) the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company, (b) the performance of the Company’s internal audit function, and (c) the compliance by the Company with legal and regulatory requirements; and (2) be directly responsible for the appointment, compensation and oversight of the Company’s independent registered accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work (the “Outside Auditor”).

Committee Membership

The Audit Committee shall consist of no fewer than three members, as determined annually by the Board; provided, however, that in the event the Company has less than three independent directors, as hereinafter defined, the Audit Committee shall have such number of members as equals the number of independent directors. The members of the Audit Committee shall meet the independence and expertise requirements of the principal stock exchange or market on which the Company’s securities are traded and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”); provided, however, that if the Company’s securities are not traded on an exchange or market which has a definition of independence, then independence shall be determined in accordance with the rules of the Nasdaq Stock Market.  Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies without the approval of the full Board.

    The members of the Audit Committee shall be appointed annually by the Board. Audit Committee members may be replaced by the Board at any time. The Board shall designate the Chairman or Chairwoman (“Chairperson”) of the Audit Committee.

Committee Authority and Responsibilities

The basic responsibility of the members of the Audit Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors, to the fullest extent permitted by law.

The Audit Committee shall prepare any report which required by the rules of the Commission to be included in the Company’s proxy statement for its annual meeting.

The Audit Committee shall be responsible directly for the appointment (subject, if applicable, to stockholder ratification), retention, termination, compensation and terms of engagement, evaluation, and oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting). The Outside Auditor shall report directly to the Audit Committee.

The Audit Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company, oversee the work of the Company’s management, internal auditors (the “Internal Auditors”) and the Outside Auditor in these areas, oversee management’s development of, and adherence to, a sound system of internal accounting and financial controls, review whether the Internal Auditors and the Outside Auditor objectively assess the Company’s financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Outside Auditor, the Internal Auditors and the Board. It is the responsibility of:

•
management of the Company and the Outside Auditor, under the oversight of the Audit Committee and the Board, to plan and conduct financial audits and to determine that the Company’s financial statements and disclosures are complete and accurate in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations and fairly present, in all material respects, the financial condition of the Company;

•	management of the Company, under the oversight of the Audit Committee and the Board, to assure compliance by the Company with applicable legal and regulatory requirements; and

•
the Internal Auditors, under the oversight of the Audit Committee and the Board, to review the Company’s internal transactions and accounting which do not require involvement in the detailed presentation of the Company’s financial statements.

The Audit Committee shall pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditor to the extent required by and in a manner consistent with applicable law.

The Audit Committee shall meet as often as it determines necessary or appropriate, but not less frequently than quarterly. The Chairperson shall preside at each meeting and, in the absence of the Chairperson, one of the other members of the Audit Committee shall be designated as the acting chair of the meeting. The Chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting.  To the extent practical, any background materials, together with the agenda for the meeting, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in the Company records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee, subject only to any limitations imposed by applicable rules and regulations. The Audit Committee may request any officer or associate of the Company or the Company’s outside counsel or Outside Auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet with management, the Internal Auditors and the Outside Auditor in separate executive sessions at least quarterly to discuss matters for which the Audit Committee has responsibility.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Audit Committee. In addition to the general tasks and responsibilities noted above, the following are the specific functions of the Audit Committee:

Financial Statement and Disclosure Matters

1.
Review and discuss with management, and to the extent the Audit Committee deems necessary or appropriate, the Internal Auditors and the Outside Auditor, the Company’s disclosure controls and procedures that are designed to ensure that the reports the Company files with the Commission comply with the Commission’s rules and forms.

2.
Review and discuss with management, the Internal Auditors and the Outside Auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.  References to Form 10-K and  Form 10-Q include the 10-KSB or Form 10-QSB if the Company is eligible to file on small business forms.

3.
Review and discuss with management, the Internal Auditors and the Outside Auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the Outside Auditor’s reviews of the quarterly financial statements.

4.	Review and discuss quarterly reports from the Outside Auditor on:

(a)	All critical accounting policies and practices to be used;

(b)
All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditor;

(c)
The internal controls adhered to by the Company, management, and the Company’s financial, accounting and internal auditing personnel, and the impact of each on the quality and reliability of the Company’s financial reporting; and

(d)	Other material written communications between the Outside Auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss in advance with management the Company’s practice with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Review and discuss with management, the Internal Auditors and the Outside Auditor:

(a)	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

(b)	The clarity of the financial disclosures made by the Company;

(c)
The development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company’s financial statements;

(d)	Potential changes in GAAP and the effect such changes would have on the Company’s financial statements;

(e)	Significant changes in accounting principles, financial reporting policies and internal controls implemented by the Company;

(f)	Significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company’s financial statements;

(g)	Information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

(h)	Management’s compliance with the Company’s processes, procedures and internal controls;

(i)
The adequacy and effectiveness of the Company’s internal accounting and financial controls and the recommendations of management, the Internal Auditors and the Outside Auditor for the improvement of accounting practices and internal controls; and

(j)
Any difficulties encountered by the Outside Auditor or the Internal Auditors in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.
Discuss with management and the Outside Auditor the effect of regulatory and accounting initiatives as well as off balance sheet structures and aggregate contractual obligations on the Company’s financial statements.

8.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9.	Discuss with the Outside Auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	The adoption of, or changes to, the Company’s significant internal auditing and accounting principles and practices as suggested by the Outside Auditor, Internal Auditors or management; and

(b)	The management letter provided by the Outside Auditor and the Company’s response to that letter.

10.
Receive and review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-K and Form 10-Q, to the extent required to be included in the certification process, about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in the Company’s internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.  In this connection, as such time as the Outside Auditors are required to provide a report on the Company’s internal controls, the Audit Committee shall review the report and any recommendations contained therein.

Oversight of the Company’s Relationship with the Outside Auditor

11.	Review the experience and qualifications of the senior members of the Outside Auditor team.

12.
Obtain and review a report from the Outside Auditor at least annually regarding (a) the Outside Auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Outside Auditor and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

13.
Evaluate the qualifications, performance and independence of the Outside Auditor, including considering whether the Outside Auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the Outside Auditor’s independence, and taking into account the opinions of management and the Internal Auditor. The Audit Committee shall present its conclusions to the Board.

14.
Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit to the extent that rotation is required under the rules of the Commission, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

15.
Recommend to the Board policies for the Company’s hiring of present and former associates of the Outside Auditor who have participated in any capacity in the audit of the Company, in accordance with the rules of the Commission.

16.
To the extent the Audit Committee deems necessary or appropriate, discuss with the national office of the Outside Auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

17.	Discuss with management, the Internal Auditors and the Outside Auditor any accounting adjustments that were noted or proposed by the Outside Auditor, but were not adopted or reflected.

18.	Meet with management, the Internal Auditors and the Outside Auditor prior to the audit to discuss and review the scope, planning and staffing of the audit.

19.	Obtain from the Outside Auditor the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit.

20.
Require the Outside Auditor to review the financial information included in the Company’s Form 10-Q in accordance with the rules of the Commission prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company’s Form 10-Q any reports of the Outside Auditor required by such rules.

Oversight of the Company’s Internal Audit Function

21.	Take such steps to reasonably ensure that the Company has an internal audit function.

22.	Review and concur in the appointment, replacement, reassignment or dismissal of the senior internal auditing executive, and the compensation package for such person.

23.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

24.
Communicate with management and the Internal Auditors to obtain information concerning internal audits, accounting principles adopted by the Company, internal controls of the Company, management, and the Company’s financial and accounting personnel, and review the impact of each on the quality and reliability of the Company’s financial statements.

25.	Evaluate the internal auditing department and its impact on the accounting practices, internal controls and financial reporting of the Company.

26.	Discuss with the Outside Auditor the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

27.
Obtain from the Outside Auditor the reports required to be furnished to the Audit Committee under Section 10A of the Exchange Act and obtain from the Outside Auditor any information with respect to illegal acts in accordance with Section 10A.

28.
Obtain reports from management, the Company’s senior internal auditing executive and the Outside Auditor concerning whether the Company and its subsidiary/foreign affiliated entities are in compliance with applicable legal requirements and the any applicable code of ethics.

29.
Obtain and review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the applicable code of ethics.

30.
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by associates of the Company of concerns regarding questionable accounting or auditing matters.

31.
Discuss with management and the Outside Auditor any correspondence between the Company and regulators or governmental agencies and any associate complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

32.	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Additional Responsibilities

33.
If required by the rules of the Commission or the regulations of the principal stock exchange or market on which the Company’s securities are traded, prepare annually a report for inclusion in the Company’s proxy statement relating to its annual stockholders meeting.

34.	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

35.
Review the Company’s Related-Party Transaction Policy and recommend any changes to the Compensation, and Nominating Committee and then to the Board for approval. Review and determine whether to approve or ratify transactions covered by such policy, as appropriate.